UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2010

AMN HEALTHCARE SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16753	06-1500476
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12400 High Bluff Drive; Suite 100

San Diego, California 92130

(Address of principal executive offices)

Registrant’s telephone number, including area code: (866) 871-8519

NOT APPLICABLE

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 28, 2010, AMN Healthcare Services, Inc. (the “Company” or “AMN Healthcare”) provided various communications to its employees relating to the acquisition of Medfinders, which are filed as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 to this Current Report on Form 8–K and are incorporated herein by reference.

Important Information

AMN Healthcare intends to file a proxy statement and other relevant materials with the SEC to obtain shareholder approval of (i) the convertibility of the preferred stock to be issued to Medfinders’ shareholders in the acquisition into shares of AMN Healthcare common stock and (ii) the voting rights of such preferred stock (the “Stockholder Approval”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE STOCKHOLDER APPROVAL. The proxy statement, any amendments or supplements to the proxy statement and other relevant documents filed by AMN Healthcare with the SEC will be available free of charge through the web site maintained by the SEC at www.sec.gov or by calling the SEC at telephone number 1-800-SEC-0330. Free copies of these documents may also be obtained from AMN Healthcare’s website at www.amnhealthcare.com or by writing to: AMN Healthcare Services, Inc., 12400 High Bluff Drive, Suite 100, San Diego, California 92130, Attention: Investor Relations.

AMN Healthcare and its directors and executive officers are deemed to be participants in the solicitation of proxies from the stockholders of AMN Healthcare in connection with the Stockholder Approval. Information regarding AMN Healthcare’s directors and executive officers is included in AMN Healthcare’s definitive proxy statement for its 2010 annual meeting of stockholders held on April 14, 2010, which was filed with the SEC on March 12, 2010. Other information regarding the participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement to be filed in connection with the Stockholder Approval.

Cautionary Statement

The issuance of the securities in the transactions described in this 8-K have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. This 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities, nor shall there be any sale of the securities in any jurisdiction or state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction or state.

Item 9.01.	Financial Statements and Exhibits

EXHIBIT NUMBER	DESCRIPTION

Exhibit 99.1	Email from the Company’s Chief Executive Officer to Company’s leadership, dated July 28, 2010.

Exhibit 99.2	Email from the Company’s Chief Executive Officer to Company’s employees, dated July 28, 2010.

Exhibit 99.3	Chief Executive Officer message on Company intranet, dated July 28, 2010.

Exhibit 99.4	Form of talking points provided to Company’s client representatives, dated July 28, 2010.

Exhibit 99.5	Form of talking points provided to Company’s recruiters, dated July 28, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMN Healthcare Services, Inc.

Date: July 28, 2010	By:	/S/ SUSAN R. NOWAKOWSKI
Susan R. Nowakowski
President & Chief Executive Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

Exhibit 99.1	Email from the Company’s Chief Executive Officer to Company’s leadership, dated July 28, 2010.

Exhibit 99.2	Email from the Company’s Chief Executive Officer to Company’s employees, dated July 28, 2010.

Exhibit 99.3	Chief Executive Officer message on Company intranet, dated July 28, 2010.

Exhibit 99.4	Form of talking points provided to Company’s client representatives, dated July 28, 2010.

Exhibit 99.5	Form of talking points provided to Company’s recruiters, dated July 28, 2010